Taxation (Deferred Income Tax) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Deferred income tax assets, current
Accruals	$ 347		$ 40
Accrued payroll	1,023		370
Other differences	458		70
Total current deferred income tax assets	1,828		480
Less: Valuation allowance	(697)		(480)
Net current deferred income tax assets	1,131	[1]	0	[1]
Deferred income tax assets, non-current
Equity investment	242		0
Net operating loss carry forwards	3,747		907
Other differences	36		34
Total non-current deferred income tax assets	4,025		941
Less: Valuation allowance, non-current	(3,747)		(941)
Net non-current deferred income tax assets	278		0
Deferred income tax liabilities, current
Prepaid customer acquisition costs	0		0
Total current deferred income tax liabilities	0		0
Deferred income tax liabilities, non-current
Intangible assets from business combination	2,613		1,910
Unrealized investment income	142		0
Total non-current deferred income tax liabilities	$ 2,755	[2]	$ 1,910	[2]

[1]	Deferred income tax assets are evaluated on the basis of each operating entity. For any entities in loss in the year of 2013, the Group took full allowance against the net deferred tax assets. For entities in profit in the year of 2013, the Group assesses the likelihood that the Group will recover the deferred tax assets from future taxable income. The total current deferred income tax assets were resulted from deductible advertising expenses, bad debt provision, government subsidy, accruals, accrued but unpaid payrolls and fixed asset depreciation from entities in profit in 2013.
[2]	All of the VIEs' assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 1(d)).